Exhibit 99.2

United States Bankruptcy Court

In re:	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor’s assets. Add the amounts of all claims from Schedules D, E, and F to determine the total amount of the debtor’s liabilities. Individual debtors also must complete the “Statistical Summary of Certain Liabilities and Related Data” if they file a case under chapter 7, 11, or 13.

NAME OF SCHEDULE	ATTACHED (YES/NO)	NO. OF SHEETS	ASSETS	LIABILITIES	OTHER
A - Real Property	Yes	1	$0.00
B - Personal Property	Yes	5	$4,053,028.99
C - Property Claimed as Exempt	No	0
D - Creditors Holding Secured	Yes	2		$6,036,286.00
Claims
E - Creditors Holding Unsecured	Yes	4		$13,417.98
Priority Claims
(Total of Claims on Schedule E)

F - Creditors Holding Unsecured	Yes	3		$545,495.51
Nonpriority Claims
G - Executory Contracts and	Yes	5
Unexpired Leases
H – Codebtors	Yes	1
I - Current Income of Individual	No	0			$
Debtor(s)
J - Current Expenditures of	No	0			$
Individual Debtors(s)
	TOTAL	21	$4,053,028.99	$6,595,199.49

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE A – REAL PROPERTY

Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a cotenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor’s own benefit. If the debtor is married, state whether the husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor holds no interest in real property, write “None” under “Description and Location of Property.”

Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write “None” in the column labeled “Amount of Secured Claim.”

If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property Claimed as Exempt.

DESCRIPTION AND LOCATION OF PROPERTY	NATURE OF DEBTOR’S INTEREST IN PROPERTY	H W J C	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION	AMOUNT OF SECURED CLAIM
None

(Report also on Summary of Schedules) Total »			$0.00

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE B – PERSONAL PROPERTY

        Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an “x” in the appropriate position in the column labeled “None.” If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether the husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

        Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If the property is being held for the debtor by someone else, state that person’s name and address under “Description and Location of  Property.”
If the property is being held for a minor child, simply state the child's initials and the name and address of the child's parent or guardian, such as "A.B., a minor child, by John Doe, guardian." Do not disclose the child's name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

TYPE OF PROPERTY	N O N E	DESCRIPTION AND LOCATION OF PROPERTY	H W J C	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
1. Cash on hand.		Petty Cash		$484.00

2. Checking, savings or other financial accounts, certificates of deposit or shares in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives.1
		Bank of America Operating 004796191850 Wells Fargo Money Market W45811158		$2,769.00 748,391.99

3. Security deposits with public utilities, telephone companies, landlords, and others.		Acron US Management Inc. – office lease Sweeney Gates & Co. – prior auditors Apple, Norris, & Fink – attorney LeClair, Ryan – Attorneys		$21,642.00 $10,000.00 $1,000.00 $15,000.00

4. Household goods and furnishings, including audio, video, and computer equipment.				$0.00

5. Books; pictures and other art objects; antiques; stamp, coin, record, tape, compact disc, and other collections or collectibles.				$0.00

6. Wearing apparel.				$0.00

7. Furs and jewelry.				$0.00

8. Firearms and sports, photographic, and other hobby equipment.				$0.00

9. Interests in insurance policies. Name insurance company of each policy and itemize surrender or refund value of each.		Directors and Officers Policy through local agent Wells Fargo Insurance Services – Plano regarding Illinois National Insurance Policy No. 012842497 (refund – net of financing)		Unknown

10. Annuities. Itemize and name each issuer.				$0.00

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE B – PERSONAL PROPERTY
(Continuation Sheet - Page 2 of 5)

TYPE OF PROPERTY	N O N E	DESCRIPTION AND LOCATION OF PROPERTY	H W J C	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
11. Interests in an education IRA as defined in 26 U.S.C. § 530(b)(1) or under a qualified State tuition plan as defined in 26 U.S.C. § 529(b)(1). Give particulars. (File separately the record(s) of any such interest(s). 11 U.S.C. § 521(c).)				$0.00

12. Interests in IRA, ERISA, Keogh, or other pension or profit sharing plans. Give particulars.				$0.00

13. Stock and interests in incorporated and unincorporated businesses. Itemize.		Bliedo, Inc. (595,833 shares) Media Distribution Solutions, LLC (1,000,000 shares)		Unknown Unknown

14. Interests in partnerships or joint ventures. Itemize.				$0.00

15. Government and corporate bonds and other negotiable and nonnegotiable instruments.		Loans to Officers Vizeo, Inc.		$40,000 $38,000

16. Accounts receivable.		Sprint, Inc.		$225.00

17. Alimony, maintenance, support, and property settlements to which the debtor is or may be entitled. Give particulars.				$0.00

18. Other liquidated debts owed to debtor including tax refunds. Give particulars.				$0.00

19. Equitable or future interests, life estates, and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule A – Real Property.				$0.00

20. Contingent and noncontingent interests in estate of a decedent, death benefit plan, life insurance policy, or trust.				$0.00

21. Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims of the debtor, and rights to setoff claims. Give estimated value of each.				$0.00

22. Patents, copyrights, and other intellectual property. Give particulars.		Intellectual Property and owned Patents Serial No. 09/038,562 - Image Compression Patent Granted as # 7003168 Serial No. 09/727,241 - Wavelet Transformation - Patent Granted as # 6711299 Serial No. 09/727,242 - Image Compression - Patent Granted as # 6904175		$2,000,000.00

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE B – PERSONAL PROPERTY
(Continuation Sheet - Page 3 of 5)

TYPE OF PROPERTY	N O N E	DESCRIPTION AND LOCATION OF PROPERTY	H W J C	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
Serial No. 10/307,613 - Wireless Telepresence Collaboration - Patent Approved

Serial No. 11/626,358 - Digital Rights Management of Digital Media - Application Pub. # 2007/0250911

Serial No. 11/697,666 - Wireless Communication for Assisting a Visually Impaired Individual - Application Pub. # 2007/0238074

Trademark Registration - Serial No. 2,546,099 – Lightning Strike

Trademark Application - Serial No. 77/457631 – Vuelive (w/Design)

Patents Pending:

Serial No. 60/983,279 - High Accurate Predictor Based Fractional Pixel Search for H.264

Serial No. 60/983,290 - Hybrid Integer Pixel Searching Method for Fast Block Based Motion Estimation

Serial No. 60/744,389 – System and Method for Substantially Real Time Wireless Communication

Serial No. 60/761,554 – System and Method for Production, Rights Management and Distribution

Serial No. 60/771,727 – Media Player and System and Method for Generating Same

Serial No. 60/864,963 – High Accurate Predictor Based Fractional Pixel Search for H.264

Serial No. 60/864,965 – Hybrid Integer Pixel Searching Method for Fast Block Based Motion Estimation in Video Coding

Serial No. PCT/2007/003424 – System and Method for Digital Rights Management of Digital Media

Serial No. 60/894,372 - Virtual Exchange Network

Serial No. 12/047,281 – S/M for Multicast Transmission

Serial No. PCT/2008003261 – System and Method Multicast Transmission

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE B – PERSONAL PROPERTY
(Continuation Sheet - Page 4 of 5)

TYPE OF PROPERTY	N O N E	DESCRIPTION AND LOCATION OF PROPERTY	H W J C	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
23. Licenses, franchises, and other general intangibles. Give particulars.		Alcatel Lucent – Collaboration Agreement		Unknown

		Macrosolve, Inc. – Joint Marketing Development Agreement		Unknown

		Vuico, Inc. – Partnering Agreement		Unknown

		Any license listed in Schedule G which provides Debtor rights to derivative works based upon Debtor’s technology		Unknown

		Level 3 – portal use license		Unknown

		Telethra, Inc. (VXN Software License which is incorporated into various products of ESPRE)		$1,088,517.00

		URL’s for espresolutions.com and vuelive.com		Unknown

24. Customer lists or other compilations containing personally identifiable information (as defined in 11 U.S.C. § 101(41A)) provided to the debtor by individuals in connection with obtaining a product or service from the debtor primarily for personal, family, or household purposes.				$0.00

25. Automobiles, trucks, trailers, and other vehicles and accessories.				$0.00

26. Boats, motors, and accessories.				$0.00

27. Aircraft and accessories.				$0.00

28. Office equipment, furnishings, and supplies.		Office furniture and equipment located at 5700 West Plano Parkway, Plano Texas 75093		$80,000.00

29. Machinery, fixtures, equipment, and supplies used in business.				$0.00

30. Inventory.				$0.00

31. Animals.				$0.00

32. Crops - growing or harvested. Give particulars.				$0.00

33. Farming equipment and implements.				$0.00

34. Farm supplies, chemicals, and feed.				$0.00

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE B – PERSONAL PROPERTY
(Continuation Sheet - Page 5 of 5)

TYPE OF PROPERTY	N O N E	DESCRIPTION AND LOCATION OF PROPERTY	H W J C	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
35. Other personal property of any kind not already listed. Itemize.		Computer Software		$7,000.00

Any and all causes of action against former officers and directors, as well as any former auditors or counsel with regard to potential claims for rescission of stock purchases which were made on account of failure to comply with applicable state and federal securities law, if any.
				Unknown

		Any claims for breach of any fiduciary duty as against former officers and directors of the Debtor.		Unknown

Any claims of any shareholders of the Debtor which may be deemed to be property of the Debtor’s estate by virtue of such claims being applicable to multiple parties on account of any asserted securities violation, be it state or federal –but excluding any claims personal to any specific shareholder
				Unknown

Any claims for violations by CFM Capital Limited and Peter Leighton of continuing confidentiality obligations regarding trade secrets, intellectual property, etc as defined in the Consulting Agreement as “Confidential Information”
				Unknown

Any claims for violations by CFM Capital Limited and Peter Leighton with regard to the registration of a URL in the name of VUELive.com while Mr. Leighton was, through CFM Capital, the President and Director of the Debtor, in the name of his wife Eleanara Leighton
				Unknown
Report total also on Summary of Schedules Total »				$4,053,028.99

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE D – CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number of all entities holding claims secured by property of the debtor as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests.
List creditors in alphabetical order to the extent practicable. If a minor child is the creditor, state the child's initials and the name and address of the child's parent or guardian, such as "A.B., a minor child, by John Doe, guardian." Do not disclose the child's name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m). If all secured creditors will not fit on this page, use the continuation sheet provided.
If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H – Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”
If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)
Total the columns labeled “Amount of Claim Without Deducting Value of Collateral” and “Unsecured Portion, if Any” in the boxes labeled “Total(s)” on the last sheet of the completed schedule. Report the total from the column labeled “Amount of Claim Without Deducting Value of Collateral” also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report the total from the column labeled “Unsecured Portion, if Any” on the Statistical Summary of Certain Liabilities and Related Data.

☐ Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

CREDITOR’S NAME AND MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER (See Instructions Above.)	C O D E B T O R	H W J C	DATE CLAIM WAS INCURRED, NATURE OF LIEN, AND DESCRIPTION AND VALUE OF PROPERTY SUBJECT TO LIEN	C O N T I N G E N T	U N L I Q U I D A T E D	D I S P U T E D	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY
ACCOUNT NO.
DALCOR, Inc C/o Oliver Chappaz Rue General Dufour 20 1204 Geneva Switzerland			August 20, 2008, Convertible Secured Promissory Note with a security interest in virtually all assets of the company				$6,035,772.00	$2,756,030.00
			VALUE $3,279,742.00[1]
ACCOUNT NO.
Kenneth L. Maun Collin County Tax Collector, Personal Property Tax 1800 N. Graves Street, Suite 170 P. O. Box 8046 McKinney, TX 75070-8046			Statutory ad valorem taxes on business personal property of the Debtor incurred on 1/1/2009				$514.00	$0.00
			VALUE $ 80,000

1  This value assumes that the Telethera Inc VXN Software License can be acquired by Dalcor, Inc., via foreclosure.  Such may require the licensee’s consent.  If not given, the collateral value declines by $1,088,577 and the unsecured portion increases by a like amount.

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE D – CREDITORS HOLDING SECURED CLAIMS
(Continuation Sheet - Page 2 of 2)

CREDITOR’S NAME AND MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER (See Instructions Above.)	C O D E B T O R	H W J C	DATE CLAIM WAS INCURRED, NATURE OF LIEN, AND DESCRIPTION AND VALUE OF PROPERTY SUBJECT TO LIEN	C O N T I N G E N T	U N L I Q U I D A T E D	D I S P U T E D	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY
ACCOUNT NO.
Nonsuch Holdings Ltd. c/o Equity Trust (BVI) Limited Palm Grove House P. O. Box 438 Road Town, Tortola British Virgin Islands			UCC-1 filed with Secretary of State of Texas. No security agreement executed; wrong state to perfect even if security agreement exists			X	Unknown	Unknown
VALUE $
ACCOUNT NO.
Flat Iron Capital 950 17th Street, Suite 1300 Denver, CO 80202			Security Interest in policy cancellation benefits to secure financing of policy issued by Illinois National Insurance Company				Unknown	Unknown
VALUE $
ACCOUNT NO.

VALUE $
ACCOUNT NO.

VALUE $
TOTAL »							$6,036,286.00	$2,756,030.00
( Report also on Summary of Schedules and, if applicable on the Statistical Summary of Certain Liabilities and Related Data)

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name, mailing address, including zip code, and last four digits of the account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition. Use a separate continuation sheet for each type of priority and label each with the type of priority.

The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child's initials and the name and address of the child's parent or guardian, such as "A.B., a minor child, by John Doe, guardian." Do not disclose the child's name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H-Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community." If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled "Subtotals" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

Report the total of amounts entitled to priority listed on each sheet in the box labeled "Subtotals" on each sheet. Report the total of all amounts entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.

Report the total of amounts not entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts not entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.

☐	Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets.)

☐	Domestic Support Obligations

Claims for domestic support that are owed to or recoverable by a spouse, former spouse, or child of the debtor, or the parent, legal guardian, or responsible relative of such a child, or a governmental unit to whom such a domestic support claim has been assigned to the extent provided in 11 U.S.C. § 507(a)(1).

☐	Extensions of credit in an involuntary case

Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. § 507(a)(3).

■	Wages, salaries, and commissions

Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $10,950* per person earned within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(4).

☐	Contributions to employee benefit plans

Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(5).

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE E – CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
(Continuation Sheet - Page 2 of 4)

☐	Certain farmers and fishermen

Claims of certain farmers and fishermen, up to $5,400* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. § 507(a)(6).

☐	Deposits by individuals

Claims of individuals up to $2,425* for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. § 507(a)(7).

■	Taxes and Certain Other Debts Owed to Governmental Units

Taxes, customs duties, and penalties owing to federal, state, and local governmental units as set forth in 11 U.S.C. § 507(a)(8).

☐	Commitments to Maintain the Capital of an Insured Depository Institution

Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. § 507 (a)(9).

☐	Claims for Death or Personal Injury While Debtor Was Intoxicated

Claims for death or personal injury resulting from the operation of a motor vehicle or vessel while the debtor was intoxicated from using alcohol, a drug, or another substance. 11 U.S.C. § 507(a)(10). * Amounts are subject to adjustment on April 1, 2010, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

        - 2 -            continuation sheets attached

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE E – CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
(Continuation Sheet - Page 3 of 4)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	C O D E B T O R	H W J C	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM	C O N T I N G E N T	U N L I Q U I D A T E D	D I S P U T E D	AMOUNT OF CLAIM	AMOUNT ENTITLED TO PRIORITY	AMOUNT NOT ENTITLED TO PRIORITY, IF ANY
Babb, Murphy 15 Arrowhead Circle Lake Dallas, TX 75065-2936			Employee - Accrued vacation/ Sick time				443.77	443.77
Bayless, Lacy 3901 Evergreen CT McKinney, TX 75070-8006			Employee - Accrued vacation/ Sick time				164.29	164.29
Collins, David 3301 Bending Oaks Trail Garland, TX 75044			Employee - Accrued vacation/ Sick time				552.11	552.11
Espenlaub, David 5738 Portsmouth Lane Dallas, TX 75252			Employee - Accrued vacation/ Sick time				555.06	555.06
Gosewehr, Roy 1913 Belgium Drive Plano, TX 75025			Employee - Accrued vacation/ Sick time				598.76	598.76
Hawkins, Josephine 18959 N. Dallas Pkwy Apt. #2023 Dallas, TX 75287			Employee - Accrued vacation/ Sick time				471.17	471.17
Hoggatt, James 15084 CR 489 Nevada, TX 75173			Employee - Accrued vacation/ Sick time				1,342.41	1,342.41
Hopke, William 15500 The Glebe Lane Charles City, VA 23030			Employee - Accrued vacation/ Sick time				778.21	778.21
Juan, Shao-Min 4209 Warminster Drive Plano, TX 75093			Employee - Accrued vacation/ Sick time				800.77	800.77
Kenderick, Alonzo 1700 Orchard Lane Carrollton, TX 75007			Employee - Accrued vacation/ Sick time/Expenses				578.63	578.63
Osberg, Edwin 7729 La Guardia Plano, TX 75025			Employee - Accrued vacation/ Sick time				738.31	738.31

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE E – CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
(Continuation Sheet - Page 4 of 4)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	C O D E B T O R	H W J C	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM	C O N T I N G E N T	U N L I Q U I D A T E D	D I S P U T E D	AMOUNT OF CLAIM	AMOUNT ENTITLED TO PRIORITY	AMOUNT NOT ENTITLED TO PRIORITY, IF ANY
Powell, Mary 2928 Nova Drive Garland, TX 75044	Employee - Accrued vacation/ Sick time	299.35	299.35
Smith, Donald 9126 Clearwater Drive Dallas, TX 75243	Employee - Accrued vacation/ Sick time	941.11	941.11
State of Texas Comptroller of Public Accounts P.O. Box 149348 Austin, TX 78714-9348	Franchise Taxes -2007	1,597.00	1,597.00
State of California Employment Development Department PO Box 826288 Sacramento, CA 94230-6288	4th Quarter Employment Taxes	1,682.36	1682.36
Triplett, Kenneth 2713 Calmwater Little Elm, TX 75060	Employee - Accrued vacation/ Sick time	386.32	386.32
Vengalil, Tomy 4513 Southpointe Drive Richardson, TX 75082	Employee - Accrued vacation/ Sick time	267.71	267.71
Yifter, Dwait 6501 Tearose Drive Plano, TX 75074	Employee - Accrued vacation/ Sick time	266.02	266.02
Zhu, Jun 2814 Garden Ct Grapevine, TX 76051	Employee - Accrued vacation/ Sick time	954.62	954.62
Subtotals »»» (Totals this page)		$13,417.98	$13,417.98
TOTAL »»» (Use only on last page of the completed Schedule E. Report also on the Summary of Schedules.)		$13,417.98
TOTALS »»» (Use only on last page of the completed Schedule E. If applicable, report also on the Statistical Summary of Certain Liabilities and Related Data.)			$13,417.98

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE F – CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child's initials and the name and address of the child's parent or guardian, such as "A.B., a minor child, by John Doe, guardian." Do not disclose the child's name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m). Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”

If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Report the total of all claims listed on this schedule in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report this total also on the Statistical Summary of Certain Liabilities and Related Data..

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	C O D E B T O R	H W J C	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.	C O N T I N G E N T	U N L I Q U I D A T E D	D I S P U T E D	AMOUNT OF CLAIM
ACCOUNT NO.
Acron U.S. Management 1516 S. Boston Avenue Suite 215 Tulsa, OK 74119			Invoice dated 2/1/09 for adjustment for rent for December 2008 rent increase				$398.95
All Link Live 2 West Rd. South Salem, NY 15901			Sub Licensee of MDS regarding damage relating to non-delivery of software	X	X	X	Unknown
ACCOUNT NO.
Atomic Design & Consulting 3321 Premier Drive Suite C Plano, TX 75023			6/18/2008 for web site design				$3,247.50
ACCOUNT NO.
Bowne of Atlanta, Inc. PO Box 101691 Atlanta, GA 30392-1691			SEC Edgar reporting services in connection with the initial public filings Services between 2/21/08 – 05/19/08				$22,564.00

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE F – CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
(Continuation Sheet - Page 2 of 3)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	C O D E B T O R	H W J C	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.	C O N T I N G E N T	U N L I Q U I D A T E D	D I S P U T E D	AMOUNT OF CLAIM
ACCOUNT NO.
CFM Capital Limited 37 Reid Street Hamilton, HM 11 Bermuda and Its Assignee CFM Capital Texas c/o Ira Tobolowsky 4305 W. Lovers Ln Dallas, Texas 75209			July and August 2008 – consulting fee and 9-month termination benefit for employment of former President – Peter Leighton	X	X	X	$228,000.00
Chao Consulting Dr. Hongyang Chao 3320 Grand Mesa Plano, TX 75025			Consulting Agreement				$30,000.00
D'Auria, Emilio J. 3416 Estacado Lane Plano, Texas 75025			Commissions of former employee	X	X	X	Unknown
Digital Reach, Inc. 5068 W. Plano Pkwy, Suite 300 Plano, Texas 75093							$236.06
ACCOUNT NO.
Dell Financial Services PO Box 5292 Carol Stream, IL 60197			12/5/08 Laptop computer, acquisition cost				$3,584.84
ACCOUNT NO.
Scott T. Griggs, Attorney at Law 901 Main Street Suite 6300 Dallas, TX 75202			3/13/08 – 4/4/08 Attorneys fees - patent work				$13,990.90
Ianace, Ernie P. 6088 Rachel Drive Frisco, TX 75034			Commissions of Former employee	X	X	X	Unknown
Ianace, Peter E. 5609 Wayfarer Dr Plano, TX 75093			Former Chairman of Board and CEO.				Notice Only
ACCOUNT NO.
R Systems International, Ltd. 5000 Windplay Drive Suite 5 El Dorado Hills, CA 95762			3/31/08 to 6/30/08 Contract computer programming services				$103,615.00

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE F – CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
(Continuation Sheet - Page 3 of 3)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	C O D E B T O R	H W J C	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.	C O N T I N G E N T	U N L I Q U I D A T E D	D I S P U T E D	AMOUNT OF CLAIM
ACCOUNT NO.
Siegel, Lipman, Dunay & Shepard, LLP The Plaza, Ste 801 5355 Town Center Road Boca Raton, FL 33486 USA			November and December 2008 Bills for legal services				$47,557.50
Speckman, Moshe 4597 Mackey Court Plano, TX 75024			Commissions of Former employee	X		X	Unknown
ACCOUNT NO.
Wavetrix, Inc. 1601 N. Glenville Suite 100 Richardson, TX 75081			5/19/08 Contract computer programming services				$10,964.00
ACCOUNT NO.
Whitley Penn 1400 West 7th Street Suite 400 Fort Worth, TX 76102			12/22/08 Audit services				$71,036.00
ACCOUNT NO.
Skylar Williams LLP 8363 West Sunset Road, Suite 300 Las Vegas, NV 89113			12/1/08 Legal services in regard to Nevada Corporation				$735.00
ACCOUNT NO.
Level 3 Communications Dept #182 Denver, CO 80291			December Service Installation				$1,671.76
ACCOUNT NO.
JMA Information Technology 10551 Barkley, Suite 400 Overland Park, KS 66212			January Contract Computer Services				$7,728.00
ACCOUNT NO.
Island Capital Management LLC 100 Second Avenue South, Suite 140N St. Petersburg, FL 33701			January Maintenance fees				$166.00
TOTAL »							$545,495.51
(Report also on Summary of Schedules and, if applicable on the Statistical Summary of Certain Liabilities and Related Data)

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE G – EXECUTORYCONTRACTS AND UNEXPIRED LEASES

         Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor’s interest in contract, i.e., “Purchaser,” “Agent,” etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described. If  a minor child is a party to one of the leases or contracts, state the child's initials and the name and address of the child's parent or guardian, such as "A.B., a minor child, by John Doe, guardian." Do not disclose the child's name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

☐     Check this box if debtor has no executory contracts or unexpired leases.

NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR’S INTEREST. STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
Able Broadcasting, Inc. 18838 Bernardo Trails Dr, Suite 101 San Diego, CA 92128	Consulting Agreement
Acron USA 1516 S. Boston Ave. Suite 215 Tulsa, OK 74119	Office Lease: 5700 W. Plano Parkway Suite 1000 Plano, TX 75093
Aetna PO Box 100616 Pasadena, CA 91189	Service Agreement – Health Benefits
Alcatel-Lucent 600 Mountain Avenue Murray Hill, NJ 07974	Collaboration Agreement
All Link Live Attn: Chris Wilson 2 West Road South Salem, NY 15901	Indemnity Obligation as to MDS Licensing of ESPRE Intellectual Property
BG Moore, CPA 25 Highland Park Village, Suite 100-344 Dallas, TX 75205	Consultant – CFO
Blideo, Inc. 5700 W. Plano Pkwy, Suite 1000 Plano, TX 75093	Software/Royalty License Agreement
Chao Consulting Dr. Hongyang Chao 3320 Grand Mesa Plano, TX 75025	Consulting Agreement
CFM Capital, Ltd. 37 Reid Street Hamilton, HM 11 Bermuda	Consulting Agreement – continuing confidentiality obligations

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE G – EXECUTORYCONTRACTS AND UNEXPIRED LEASES
(Continuation Sheet - Page 2 of 5)

NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR’S INTEREST. STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
David Broderick Broderick Sports Group, LLC 10130 Pannee Ln. Leawood, KS 66206	Consulting Agreement
Digital Reach, Inc. 5068 W. Plano Pkwy, #300 Plano, TX 75093	Service Agreement – IT Consultant (maintain servers)
Edgar Filings, Ltd. 3900 Essex, Suite 900 Houston, TX 77027	Service Agreement – File Corporate 8k, 10q’s etc
Gaard Swanson On Gaard Productions 4551 West Raye St. Seattle, WA 98199	Consulting Agreement
Global IP Sound, Inc. 301 Brannan Street 6th Floor San Francisco, CA 94107	License Agreement
Holly Elliot 11105 Hermitage Ln Frisco, TX 75035	Consulting Agreement
Hugh R. Heinsohn 1402 SE Martins St. Portland, OR 97202	Consulting Agreement
Illinois National Insurance 1200 Abernathy Road N.E. Atlanta, GA 30328-2594 Wells Fargo #741 Insurance Service of Texas, Inc. 4975 Preston Parkway, Suite 280 Plano, TX 75093	Insurance D&O
Iron Mountain Intellectual Property Management 2100 Norcross Parkway Suite 150 Norcross, GA 30071	Intellectual Property Depositor
Island Capital Management LLC 100 Second Avenue South, Suite 140N St. Petersburg, FL 33701	Transfer Agent Agreement – maintaining stock ownership listings

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE G – EXECUTORYCONTRACTS AND UNEXPIRED LEASES
(Continuation Sheet - Page 3 of 5)

NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR’S INTEREST. STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
I.T. Partners, Inc. 4099 McEwen, Suite 600 Dallas, TX 75244	Service Agreement – Phone System; Data/IP Voice
Jesse Butler 3330 Midstream Court Mesquite, TX 75181	Consulting Agreement
JMA Information Technology 10551 Barkley, Suite 400 Overland Park, KS 66212	Consultant – Web Application Tester
Level 3 Communications Dept #182 Denver, CO 80291	Hosting Services
Lorgen Consulting, Inc. Charles T. Marburg 1417 Belfast Drive Los Angeles, CA 90089	Consulting Agreement
Macrosolve, Inc. Dba Anyware Mobile Solutions 5800 East Skelly Drive, Suite 300 Tulsa, OK 74135	Joint Market Development Agreement
Marista Kondilas 4807 Broadbrook Drive Bethesda, MD 20814	Consulting Agreement
Media Distribution Solutions, Inc. 1701 Legacy Drive, Suite 2100 Frisco, TX 75034	Intellectual Property License Distribution of Proceeds/Revenue Sharing
Melissa Hooven 1308 N. McCadden Place Los Angeles, CA 90028	Contract Recruiter
On Gaard Productions, LLC 4551 West Raye St. Seattle, WA 98199	Consulting Agreement
Pete E. Ianace 5609 Wayfarer Drive Plano, TX 75093	Consulting Agreement

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE G – EXECUTORYCONTRACTS AND UNEXPIRED LEASES
(Continuation Sheet - Page 4 of 5)

NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR’S INTEREST. STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
Phil Snowden 4642 N. Holly Ct. Kansas, MO 64116	Consulting Agreement
R System International, Ltd. 5000 Windplay Drive, Suite 5 El Dorado Hills, CA 95762	ODC Agreement – outsource Engineering Services
RCG Information Technology, Inc. 379 Thornall Street, 14th Floor Edison, NJ 08837	Service Agreement – Contract Consultant-IT Services
SureCast Media, Inc. 20Rue du General-Dufour 1204 Geneva Switzerland	Intellectual Property License Distribution of Proceeds/Revenue Sharing
Telethra, Inc. dba FuratLink 4625 1st Street Pleasanton, CA 94566	Service Agreement – Hosting of VXN, servers, maintenance
The Hartford PO Box 2907 Hartford, CT 06104	Provider of Workman’s Comp Insurance
Time Warner Telecom PO Box 172567 Denver, CO 80217	Provider of Internet Access via T-1
Video Partners LLC 118 Main Street Web, Iowa 51366	Software Source Code License/Revenue Share
Vincent Bivona 6201 Stilwell Rd Plano, TX 75023	Consulting Agreement
Vuico, Inc. 17314 SH 249, Suite 207 Houston, TX 77064	Partnering Agreement - Video
Waterjug, S.L. CL Rosellon 271 1 1 864758162 Barcellona 08008 Spain	Consulting Agreement - Marketing

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE G – EXECUTORYCONTRACTS AND UNEXPIRED LEASES
(Continuation Sheet - Page 5 of 5)

NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR’S INTEREST. STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
Worldwide Media Corp 143 Sayles Hill Road North Smithfield, RI 02896	Agreement – Introduce Projects to Golf Clients

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

SCHEDULE H – CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by the debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight-year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, state the child's initials and the name and address of the child's parent or guardian, such as "A.B., a minor child, by John Doe, guardian." Do not disclose the child's name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

¢	Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR

In re	ESPRE Solutions, Inc.	, Debtor	Case No.	09-30572-HDH-11

DECLARATION CONCERNING DEBTOR'S SCHEDULES

DECLARATION UNDER PENALTY OF PERJURY
ON BEHALF OF A CORPORATION OR PARTNERSHIP

I, BG Moore, the Chief Financial Officer of Espre Solutions, Inc., named as debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of  22   sheets (Total shown on summary page plus 1), and  that they are true and correct to the best of my knowledge, information, and belief.

Date February 19, 2009		ESPRE SOLUTIONS, INC.

	By:	/s/ BG Moore
BG Moore,
Chief Financial Officer

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]
Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C. §§ 152 and 3571.